UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Semi-Annual Report June 30, 2016

JCE
Nuveen Core Equity Alpha Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The U.S. economy is now seven years into the recovery, but its pace remains stubbornly subpar compared to past recoveries. Economic data continues to be a mixed bag, as it has been throughout this expansion period. While the unemployment rate fell below its pre-recession level and wages have grown slightly, a surprisingly weak jobs growth report in May cast doubt over the future strength of the labor market. The June employment report was much stronger, however, easing fears that a significant downtrend was emerging. The housing market has improved markedly but its contribution to the recovery has been lackluster. Deflationary pressures, including the dramatic slide in commodity prices, have kept inflation much lower for longer than many expected.

U.S. growth remains modest, while economic conditions elsewhere continue to appear vulnerable. On June 23, 2016, the U.K. voted to leave the European Union, known as “Brexit.” The outcome surprised the global markets, leading to high levels of volatility across equities, fixed income and currencies in the days following the vote. Although the turbulence subsided not long after and many asset classes have largely recovered, uncertainties remain about the Brexit separation process and the economic and political impacts on the U.K., Europe and the rest of the world.

In the meantime, global central banks remain accommodative in efforts to bolster growth. The European Central Bank and Bank of Japan have been providing aggressive monetary stimulus, including adopting negative interest rates in both Europe and Japan, as their economies continue to lag the U.S.’s recovery. China’s policy makers have also continued to manage its slowdown, but investors are still worried about where the world’s second-largest economy might ultimately land.

Many of these ambiguities – both domestic and international – have kept the U.S. Federal Reserve (Fed) from raising short-term interest rates any further since December’s first and only increase thus far. While markets rallied earlier in the year on the widely held expectation that the Fed would defer any increases until June, the unusually weak May jobs report and the Brexit concerns compelled the Fed to hold rates steady at its June meeting. Although labor market conditions improved in June, Britain’s “leave” vote is expected to keep the Fed on hold until later in 2016.

With global economic growth still looking fairly fragile, during certain periods financial markets were volatile over the past year. Although sentiment has improved and conditions have generally recovered from the intense volatility seen in early 2016 and following the Brexit vote in June, we expect that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2016

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Fund is managed by INTECH Investment Management LLC (INTECH), an independently managed subsidiary of Janus Capital Group Inc. The portfolio management team is led by Dr. Adrian Banner, CEO/CIO, Joseph W. Runnels, CFA, Vassilios Papathanakos, PhD, and Phillip Whitman, PhD.

The Fund also employs a call option strategy managed by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Keith B. Hembre, CFA, and David A. Friar oversee this program.

Here the INTECH team members, along with the NAM team, discuss their management strategies and the performance of the Fund for the six-month reporting period ended June 30, 2016.

What key strategies were used to manage the Fund during this six-month reporting period ended June 30, 2016?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected from the stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH and also employs risk reduction techniques. Typically, the Fund’s equity portfolio will hold 150–450 stocks included in the S&P 500® Index.

The Fund also employs an option strategy that seeks to enhance the Fund’s risk-adjusted performance over time by means of attempting to reduce volatility of the Fund’s returns relative to the returns of the S&P 500® Index. The Fund expects to write (sell) call options on a custom basket of equities with a notional value of up to 50% of the value of the equity portfolio. The goal of the Fund’s equity portfolio is to produce long-term returns in excess of the S&P 500® Index with an equal or lesser amount of risk.

The continued market uncertainty during this reporting period reconfirmed the importance of disciplined risk management like INTECH’s investment process. The firm’s core risk controls are focused on minimizing the volatility of excess returns relative to the S&P 500® Index, so that any excess return is as consistent as possible and any relative underperformance is limited in magnitude and duration. We believe this helps minimize tracking error in relation to the S&P 500® Index during periods of short-term market instability.

INTECH seeks to generate excess returns by harnessing the natural volatility of stock prices to build a potentially more efficient portfolio than the S&P 500® Index. INTECH’s investment process focuses solely on relative volatility and correlation. Specifically, the process searches for stocks with high relative volatility and low correlation, attempting to increase the potential for trading profits at the time of rebalancing. The actual positioning of the portfolio from a sector and stock specific standpoint is a residual of the process, and the rationale for over and underweight positions is a function of the stocks’ relative volatility and correlation characteristics in aggregate.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Because INTECH’s process does not forecast the direction of stock prices, we anticipate equity holdings that are overweight or underweight relative to the index that may potentially beat the benchmark in approximately equal proportions over time.

How did the Fund perform during this six-month reporting period ended June 30, 2016?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the six-month, one-year, five-year and since inception periods ended June 30, 2016. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the six-month reporting period ended June 30, 2016 the Fund underperformed the S&P 500® Index and its Blended Index.

Since INTECH uses a purely portfolio-theoretic methodology, the investment process does not specifically select stocks or overweight sectors in response to market conditions or expectations or based on their potential for future performance, but combines securities based on how their stock prices move relative to one another in order to capture a rebalancing premium. Rebalancing requires buying some of a stock after a negative relative return and selling some of a stock after a positive relative return. This produces a buy low, sell high trading profit, on average, as stocks move up and down relative to the benchmark.

After a large sell-off at the beginning of the year, the U.S. equity market advanced during the first quarter and managed to record a positive return in the second quarter despite a sharp decline following the Brexit vote near the end of June.

An overall increase in market diversity during the reporting period reflected a change in the distribution of capital in which smaller cap stocks outperformed larger cap stocks, on average, which acted as a tailwind to relative performance. Effectively, due to their volatility and correlation characteristics, the portfolio tends to overweight the smaller stocks within the investment universe as they provide more relative volatility capture potential. The portfolio’s underweight to mega cap stocks and overweight to smaller cap stocks had an overall positive impact on the portfolio’s relative performance during the reporting period as diversity increased.

The portfolio’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. While an average overweight allocation to the utilities sector contributed, the portfolio’s average underweight to the energy and telecommunication services sectors, which were two of the three strongest performing sectors, detracted from the portfolio’s relative return. An overall positive selection effect contributed to the portfolio’s relative performance during the reporting period, especially within the information technology and financials sectors.

INTECH’s investment process targets a trading profit deriving from a disciplined rebalancing process to generate excess return over the benchmark while minimizing the relative risk (or tracking error) of the portfolio over the long term. Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

As mentioned previously, the Fund also wrote call options with average expirations between 30 and 90 days. This was done in an effort to enhance returns, although it meant the Fund did relinquish some of the upside potential of its equity portfolio. During the reporting period, when we expected equity markets to increase we reduced the overwrite percentage to approximately 20%. At other times, we increased the overwrite percentage to approximately 50% when we anticipated the equity markets to be flat or decline. The effect on performance for the reporting period was positive. Earlier in the reporting period and in the days leading up to the Brexit, we were able to take advantage of the higher stock market volatility which increased the Fund’s net call option premiums received. However, during periods when the markets rose quickly, the Fund did not capture as much of the upside potential.

The Fund continued to purchase equity index futures contracts to gain equity market exposure where the portfolio held cash. During the period, this had a positive effect on performance.

6	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of May 31, 2016, the date of the distribution data included within the Fund’s most recent distribution notice at the time this report was prepared. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

NUVEEN	7

Share Information (continued)

Data as of May 31, 2016

	Per Share Distribution						Annualized Total Return on NAV
Inception Date	Quarterly	Monthly Equivalent	Monthly Net Investment Income[1]	YTD Net Realized Gain/Loss[2]	Inception Unrealized Gain/Loss[2]	Current Distribution Rate on NAV[3]	1-Year	5-Year	YTD	YTD Distribution Rate on NAV[4]
3/2007	$0.2900	$0.0967	$0.0117	$(0.2270)	$1.8135	7.90%	(1.12)%	10.75%	0.26%	3.95%

[1]	Net investment income is expressed as a monthly amount using a six-month average.
[2]	These are approximations. Actual amounts may be more or less than amounts listed above.
[3]	Current distribution, annualized, expressed over the most recent month-end NAV.
[4]	Sum of year-to-date distributions expressed over the most recent month-end NAV.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. These estimates are for informational purposes only. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of May 31, 2016

	Current Quarter			Calendar YTD
	Estimated Source of Distribution			Estimated Per Share Amounts
Per Share Distribution	Net Investment Income[1]	Realized Gains	Return of Capital[2]	Distributions[3]	Net Investment Income[1]	Realized Gains	Return of Capital[2]
$0.2900	11.4%	0.0%	88.6%	$0.5800	$0.0660	$ —	$0.5140

[1]	Net investment income is a projection through the end of the current calendar quarter based on most recent month-end data.
[2]	Return of capital may represent unrealized gains, return of shareholder's principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The acutal tax characterization will be provided to shareholders on Form 1099-DIV shortly after claendar year-end.
[3]	Includes the most recent quarterly distribution declaration.

SHARE REPURCHASES

During August 2016 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of June 30, 2016, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JCE
Shares cumulatively repurchased and retired	449,800
Shares authorized for repurchase	1,600,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2016, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JCE
NAV	$14.69
Share price	$13.79
Premium/(Discount) to NAV	(6.13)%
6-month average premium/(discount) to NAV	(6.71)%

8	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Core Equity Alpha Fund (JCE)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JCE.

NUVEEN	9

JCE

Nuveen Core Equity Alpha Fund

Performance Overview and Holding Summaries as of June 30, 2016

Refer to Glossary of Terms Used in this Report for further definition of terms used within this section.

Average Annual Total Returns as of June 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
JCE at NAV	2.31%	3.11%	11.46%	7.42%
JCE at Share Price	0.78%	5.39%	11.38%	6.98%
JCE Blended Index	3.17%	4.05%	9.57%	5.41%
S&P 500® Index	3.84%	3.99%	12.10%	6.52%

Since inception returns are from 3/27/07. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

10	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	98.3%
Repurchase Agreements	0.6%
U.S. Government and Agency Obligations	1.1%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Real Estate Investment Trust	8.0%
Semiconductors & Semiconductor Equipment	5.3%
Specialty Retail	5.3%
Food Products	4.9%
Health Care Providers & Services	4.7%
Aerospace & Defense	4.3%
Multi-Utilities	3.9%
Electric Utilities	3.9%
Oil, Gas & Consumable Fuels	2.9%
IT Services	2.9%
Hotels, Restaurants & Leisure	2.9%
Insurance	2.9%
Beverages	2.8%
Health Care Equipment & Supplies	2.7%
Machinery	2.4%
Tobacco	2.4%
Internet Software & Services	2.3%
Software	2.2%
Airlines	2.2%
Chemicals	2.0%
Diversified Financial Services	2.0%
Commercial Services & Supplies	1.9%
Household Durables	1.6%
Media	1.6%
Household Products	1.5%
Other	18.8%
Repurchase Agreements	0.6%
U.S. Government and Agency Obligations	1.1%
Total	100%

Top Five Issuers

(% of total investments)1

Lockheed Martin Corporation	2.0%
Facebook Inc.	1.8%
Home Depot, Inc.	1.6%
Public Storage, Inc.	1.6%
Constellation Brands, Inc.	1.6%

1	Excluding investments in derivatives.

NUVEEN	11

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 22, 2016 for JCE; at this meeting the shareholders were asked to elect Board Members.

JCE
Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	12,964,599
Withhold	1,548,480
Total	14,513,079
Judith M. Stockdale
For	12,963,331
Withhold	1,549,748
Total	14,513,079
Carole E. Stone
For	12,967,760
Withhold	1,545,319
Total	14,513,079
Margaret L. Wolff
For	12,969,926
Withhold	1,543,153
Total	14,513,079

12	NUVEEN

JCE

Nuveen Core Equity Alpha Fund
Portfolio of Investments	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.3%

	COMMON STOCKS – 98.3%

	Aerospace & Defense – 4.3%

19,100	Lockheed Martin Corporation	$4,740,046
7,000	Northrop Grumman Corporation	1,555,960
18,300	Raytheon Company	2,487,885
15,300	Rockwell Collins, Inc.	1,302,642
	Total Aerospace & Defense	10,086,533

	Air Freight & Logistics – 0.2%

6,400	C.H. Robinson Worldwide, Inc.	475,200
300	Expeditors International of Washington, Inc.	14,712
	Total Air Freight & Logistics	489,912

	Airlines – 2.2%

51,800	Delta Air Lines, Inc.	1,887,074
74,000	Southwest Airlines Co., (2)	2,901,540
10,400	United Continental Holdings Inc., (3)	426,816
	Total Airlines	5,215,430

	Auto Components – 1.3%

29,400	Delphi Automotive PLC	1,840,440
45,200	Goodyear Tire & Rubber Company	1,159,832
	Total Auto Components	3,000,272

	Banks – 0.3%

50,500	People’s United Financial, Inc., (2)	740,330

	Beverages – 2.8%

22,300	Constellation Brands, Inc., Class A	3,688,420
29,700	Dr. Pepper Snapple Group	2,869,911
	Total Beverages	6,558,331

	Building Products – 0.4%

29,200	Masco Corporation	903,448

	Chemicals – 2.0%

6,500	Eastman Chemical Company	441,350
1,700	International Flavors & Fragrances Inc.	214,319
39,500	LyondellBasell Industries NV	2,939,590
7,300	PPG Industries, Inc.	760,295
1,200	Sherwin-Williams Company	352,404
	Total Chemicals	4,707,958

	Commercial Services & Supplies – 1.9%

19,300	Cintas Corporation	1,893,909
25,100	Pitney Bowes Inc.	446,780
25,900	Republic Services, Inc.	1,328,929
10,200	Waste Management, Inc.	675,954
	Total Commercial Services & Supplies	4,345,572

	Communications Equipment – 0.6%

8,400	Harris Corporation	700,896
11,900	Motorola Solutions Inc.	785,043
	Total Communications Equipment	1,485,939

NUVEEN	13

JCE	Nuveen Core Equity Alpha Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Construction & Engineering – 0.8%

19,800	Fluor Corporation	$975,744
7,400	Jacobs Engineering Group, Inc., (3)	368,594
21,900	Quanta Services Incorporated, (3)	506,328
	Total Construction & Engineering	1,850,666

	Construction Materials – 0.9%

18,400	Vulcan Materials Company	2,214,624

	Containers & Packaging – 1.2%

15,200	Avery Dennison Corporation	1,136,200
6,300	Ball Corporation	455,427
30,400	International Paper Company	1,288,352
	Total Containers & Packaging	2,879,979

	Distributors – 0.3%

7,000	Genuine Parts Company	708,750
2,800	LKQ Corporation, (3)	88,760
	Total Distributors	797,510

	Diversified Financial Services – 2.0%

32,300	CME Group, Inc., (2)	3,146,020
23,100	NASDAQ Stock Market, Inc.	1,493,877
	Total Diversified Financial Services	4,639,897

	Diversified Telecommunication Services – 0.2%

19,300	CenturyLink Inc.	559,893

	Electric Utilities – 3.9%

9,500	American Electric Power Company, Inc.	665,855
7,700	Edison International	598,059
10,000	Entergy Corporation	813,500
9,600	Eversource Energy	575,040
22,800	Exelon Corporation	829,008
16,500	FirstEnergy Corp.	576,015
2,200	NextEra Energy Inc.	286,880
7,000	PG&E Corporation	447,440
7,200	Pinnacle West Capital Corporation	583,632
48,100	PPL Corporation	1,815,775
20,500	Southern Company	1,099,415
18,100	Xcel Energy, Inc.	810,518
	Total Electric Utilities	9,101,137

	Electrical Equipment – 1.0%

1,100	Acuity Brands Inc.	272,756
13,100	Eaton PLC	782,463
15,200	Emerson Electric Company	792,832
4,500	Rockwell Automation, Inc.	516,690
	Total Electrical Equipment	2,364,741

	Electronic Equipment, Instruments & Components – 0.3%

8,200	Amphenol Corporation, Class A	470,106
5,800	Corning Incorporated	118,784
6,200	FLIR Systems Inc.	191,890
	Total Electronic Equipment, Instruments & Components	780,780

	Energy Equipment & Services – 0.4%

14,500	Helmerich & Payne Inc.	973,385

	Food & Staples Retailing – 1.3%

22,900	CVS Health Corporation	2,192,446
16,300	Sysco Corporation	827,062
	Total Food & Staples Retailing	3,019,508

14	NUVEEN

Shares	Description (1)	Value

	Food Products – 4.9%

26,600	Campbell Soup Company, (2)	$1,769,698
34,800	ConAgra Foods, Inc.	1,663,788
46,800	Hormel Foods Corporation	1,712,880
10,300	Kellogg Company	840,995
21,000	McCormick & Company, Incorporated	2,240,070
51,100	Tyson Foods, Inc., Class A	3,412,969
	Total Food Products	11,640,400

	Gas Utilities – 0.0%

1,700	AGL Resources Inc.	112,149

	Health Care Equipment & Supplies – 2.7%

2,000	Abbott Laboratories	78,620
16,700	Baxter International, Inc.	755,174
2,200	Becton, Dickinson and Company	373,098
22,400	Boston Scientific Corporation, (3)	523,488
23,000	DENTSPLY SIRONA Inc.	1,426,920
24,100	Edwards Lifesciences Corporation, (3)	2,403,493
900	Intuitive Surgical, Inc., (3)	595,269
2,100	Varian Medical Systems, Inc., (3)	172,683
	Total Health Care Equipment & Supplies	6,328,745

	Health Care Providers & Services – 4.7%

4,300	AmerisourceBergen Corporation	341,076
23,400	Anthem Inc.	3,073,356
34,800	Cardinal Health, Inc.	2,714,748
5,800	CIGNA Corporation	742,342
2,800	HCA Holdings Inc., (3)	215,628
8,200	Henry Schein Inc., (3)	1,449,760
5,500	Quest Diagnostics Incorporated	447,755
15,100	UnitedHealth Group Incorporated	2,132,120
	Total Health Care Providers & Services	11,116,785

	Hotels, Restaurants & Leisure – 2.9%

22,700	McDonald’s Corporation	2,731,718
200	Royal Caribbean Cruises Limited	13,430
38,800	Starbucks Corporation	2,216,256
10,500	Wynn Resorts Ltd	951,720
10,500	YUM! Brands, Inc.	870,660
	Total Hotels, Restaurants & Leisure	6,783,784

	Household Durables – 1.6%

31,700	D.R. Horton, Inc.	997,916
5,600	Garmin Limited	237,552
10,700	Leggett and Platt Inc.	546,877
1,000	Mohawk Industries Inc., (3)	189,760
16,300	Newell Brands Inc.	791,691
6,600	Whirlpool Corporation	1,099,824
	Total Household Durables	3,863,620

	Household Products – 1.5%

15,000	Clorox Company	2,075,850
10,500	Kimberly-Clark Corporation	1,443,540
	Total Household Products	3,519,390

	Independent Power & Renewable Electricity Producers – 0.2%

25,800	AES Corporation	321,984
14,000	NRG Energy Inc.	209,860
	Total Independent Power & Renewable Electricity Producers	531,844

NUVEEN	15

JCE	Nuveen Core Equity Alpha Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 0.4%

6,100	Roper Technologies, Inc.	$1,040,416

	Insurance – 2.9%

4,200	Ace Limited	548,982
1,500	AFLAC Incorporated	108,240
6,800	Allstate Corporation	475,660
5,600	Assurant Inc.	483,336
29,000	Cincinnati Financial Corporation	2,171,810
14,800	Hartford Financial Services Group, Inc.	656,824
4,000	Loews Corporation	164,360
41,400	Progressive Corporation	1,386,900
5,900	Travelers Companies, Inc.	702,336
	Total Insurance	6,698,448

	Internet & Catalog Retail – 1.1%

900	Amazon.com, Inc., (3)	644,058
20,700	NetFlix.com Inc., (3)	1,893,636
	Total Internet & Catalog Retail	2,537,694

	Internet Software & Services – 2.3%

37,700	Facebook Inc., Class A Shares, (3)	4,308,356
12,400	VeriSign, Inc., (3)	1,072,104
	Total Internet Software & Services	5,380,460

	IT Services – 2.9%

3,300	Accenture Limited	373,857
10,300	Automatic Data Processing, Inc.	946,261
26,000	Fiserv, Inc., (3)	2,826,980
31,000	Paychex, Inc.	1,844,500
11,100	PayPal Holdings, Inc., (3)	405,261
5,800	Total System Services Inc.	308,038
6,600	Western Union Company	126,588
	Total IT Services	6,831,485

	Leisure Products – 0.5%

900	Hasbro, Inc.	75,591
35,700	Mattel, Inc.	1,117,053
	Total Leisure Products	1,192,644

	Life Sciences Tools & Services – 1.0%

11,800	Agilent Technologies, Inc.	523,448
7,500	Thermo Fisher Scientific, Inc.	1,108,200
4,900	Waters Corporation, (3)	689,185
	Total Life Sciences Tools & Services	2,320,833

	Machinery – 2.4%

2,600	Caterpillar Inc.	197,106
3,300	Cummins Inc.	371,052
9,400	Flowserve Corporation	424,598
4,300	Illinois Tool Works, Inc.	447,888
14,200	Ingersoll Rand Company Limited, Class A	904,256
4,600	Parker Hannifin Corporation	497,030
7,000	Snap-on Incorporated	1,104,740
8,800	Stanley Black & Decker Inc.	978,736
16,500	Xylem Inc.	736,725
	Total Machinery	5,662,131

	Media – 1.6%

18,400	CBS Corporation, Class B	1,001,696
67,800	Interpublic Group of Companies, Inc.	1,566,180

16	NUVEEN

Shares	Description (1)	Value

	Media (continued)

4,100	Omnicom Group, Inc.	$334,109
14,900	Scripps Networks Interactive, Class A Shares	927,823
	Total Media	3,829,808

	Metals & Mining – 1.0%

49,700	Newmont Mining Corporation	1,944,264
8,600	Nucor Corporation	424,926
	Total Metals & Mining	2,369,190

	Multiline Retail – 1.4%

4,500	Dollar Tree Stores Inc., (3)	424,080
7,800	Kohl’s Corporation	295,776
36,200	Target Corporation, (2)	2,527,484
	Total Multiline Retail	3,247,340

	Multi-Utilities – 3.9%

7,500	Ameren Corporation	401,850
5,700	CenterPoint Energy, Inc.	136,800
13,200	CMS Energy Corporation	605,352
18,100	Consolidated Edison, Inc.	1,455,964
4,000	DTE Energy Company	396,480
74,000	NiSource Inc., (2)	1,962,480
15,000	Public Service Enterprise Group Incorporated	699,150
23,400	Scana Corporation	1,770,444
24,800	TECO Energy, Inc.	685,472
15,600	WEC Energy Group, Inc.	1,018,680
	Total Multi-Utilities	9,132,672

	Oil, Gas & Consumable Fuels – 3.0%

8,400	Apache Corporation	467,628
7,700	Columbia Pipeline Group, Inc.	196,273
29,600	Phillips 66	2,348,464
1,200	Pioneer Natural Resources Company	181,452
11,200	Tesoro Corporation	839,104
56,800	Valero Energy Corporation, (2)	2,896,800
	Total Oil, Gas & Consumable Fuels	6,929,721

	Personal Products – 0.2%

5,100	Estee Lauder Companies Inc., Class A	464,202

	Pharmaceuticals – 0.1%

6,900	Zoetis Incorporated, (2)	327,474

	Professional Services – 1.4%

23,400	Equifax Inc.	3,004,560
3,200	Nielsen Holdings PLC	166,304
	Total Professional Services	3,170,864

	Real Estate Investment Trust – 8.0%

5,400	Apartment Investment & Management Company, Class A	238,464
3,300	AvalonBay Communities, Inc.	595,287
1,200	Boston Properties, Inc.	158,280
4,943	Equinix Inc.	1,916,549
15,400	Equity Residential	1,060,752
4,200	Essex Property Trust Inc.	957,978
18,700	Extra Space Storage Inc.	1,730,498
6,000	Federal Realty Investment Trust	993,300
9,500	Iron Mountain Inc.	378,385
51,900	Kimco Realty Corporation	1,628,622
11,900	Macerich Company	1,016,141
30,300	Prologis Inc.	1,485,912

NUVEEN	17

JCE	Nuveen Core Equity Alpha Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

15,000	Public Storage, Inc.	$3,833,850
23,600	Realty Income Corporation	1,636,896
1,700	Simon Property Group, Inc.	368,730
9,700	Ventas Inc.	706,354
2,800	Welltower Inc.	213,276
	Total Real Estate Investment Trust	18,919,274

	Road & Rail – 0.5%

10,700	J.B. Hunt Transports Services Inc.	865,951
3,500	Kansas City Southern Industries	315,315
	Total Road & Rail	1,181,266

	Semiconductors & Semiconductor Equipment – 5.3%

114,200	Applied Materials, Inc.	2,737,374
21,044	Broadcom Limited	3,270,238
11,300	First Solar Inc., (3)	547,824
11,500	Intel Corporation	377,200
13,700	KLA-Tencor Corporation	1,003,525
11,600	Lam Research Corporation	975,096
12,200	Microchip Technology Incorporated	619,272
58,700	NVIDIA Corporation, (2)	2,759,487
5,300	Xilinx, Inc.	244,489
	Total Semiconductors & Semiconductor Equipment	12,534,505

	Software – 2.2%

24,200	Activision Blizzard Inc.	959,046
33,000	Adobe Systems Incorporated, (2), (3)	3,161,070
4,200	Electronic Arts Inc., (2), (3)	318,192
1,800	Intuit, Inc.	200,898
29,600	Symantec Corporation	607,984
	Total Software	5,247,190

	Specialty Retail – 5.3%

30,300	Home Depot, Inc.	3,869,007
29,700	L Brands Inc.	1,993,761
36,400	Lowe’s Companies, Inc., (2)	2,881,788
10,900	O’Reilly Automotive Inc., (2), (3)	2,954,990
6,800	Ross Stores, Inc.	385,492
600	Tractor Supply Company	54,708
10,800	Urban Outfitters, Inc., (3)	297,000
	Total Specialty Retail	12,436,746

	Textiles, Apparel & Luxury Goods – 0.7%

28,800	Coach, Inc.	1,173,312
4,600	Michael Kors Holdings Limited, (3)	227,608
2,400	PVH Corporation	226,152
	Total Textiles, Apparel & Luxury Goods	1,627,072

	Tobacco – 2.4%

33,100	Altria Group, Inc.	2,282,576
60,078	Reynolds American Inc., (2)	3,240,007
	Total Tobacco	5,522,583

	Trading Companies & Distributors – 0.8%

21,100	Fastenal Company	936,629
7,600	United Rentals Inc., (3)	509,960
1,400	W.W. Grainger, Inc.	318,150
	Total Trading Companies & Distributors	1,764,739

18	NUVEEN

Shares	Description (1)				Value

	Water Utilities – 0.2%

4,600	American Water Works Company				$388,746
	Total Long-Term Investments (cost $201,646,725)				231,370,065

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 1.7%

	REPURCHASE AGREEMENTS – 0.6%

$1,507	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/16, repurchase price $1,506,892, collateralized by $1,395,000 U.S. Treasury Notes, 2.750%, due 11/15/23, value $1,541,475	0.030%	7/01/16	N/A	$1,506,891

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.1%

2,500	U.S. Treasury Bills	0.000%	9/15/16	AAA	2,498,858
$4,007	Total Short-Term Investments (cost $4,005,506)				4,005,749
	Total Investments (cost $205,652,231) – 100.0%				235,375,814
	Other Assets Less Liabilities – 0.0% (5)				39,887
	Net Assets – 100%				$235,415,701

Investments in Derivatives as of June 30, 2016

Options Written:

Number of Contracts	Description	Notional Amount		Expiration Date	Strike Price	Value
(33,130)	Custom Basket 1*	$(3,379,260	) (6)	7/15/16	$102	$(8,919)
(300)	RUSSELL 2000® Index	(35,700,000	) (7)	7/15/16	1,190	(68,250)
(100)	RUSSELL 2000® Index	(11,800,000	) (7)	7/15/16	1,180	(41,000)
(150)	RUSSELL 2000® Index	(17,400,000	) (7)	7/15/16	1,160	(164,250)
(100)	RUSSELL 2000® Index	(11,500,000	) (7)	7/15/16	1,150	(161,000)
(33,780)	Total Options Written (premiums received $439,220)	$(79,779,260)				$(443,419)

* The following table represents the individual common stock holdings comprising Custom Basket 1.

Shares	Description					Value
10,000	iShares Russell 2000 ETF					$(3,118)
20,000	PowerShares QQQ Trust, Series 1					(5,801)
						$(8,919)

Futures Contracts:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
S&P 500 E-Muni	Long	50	9/16	$5,225,500	$58,500	$50,517

NUVEEN	19

JCE	Nuveen Core Equity Alpha Fund
	Portfolio of Investments (continued)	June 30, 2016 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by $100.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A	Not Applicable

See accompanying notes to financial statements.

20	NUVEEN

Statement of Assets and Liabilities	June 30, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $201,646,725)	$231,370,065
Short-term investments, at value (cost $4,005,506)	4,005,749
Cash	5,545
Receivable for:
Dividends	262,113
Investments sold	4,957,073
Reclaims	580
Variation margin on futures contracts	58,500
Other assets	25,969
Total assets	240,685,594
Liabilities
Options written, at value (premiums received $439,220)	443,419
Payable for dividends	4,510,675
Accrued expenses:
Management fees	174,107
Trustees fees	22,247
Other	119,445
Total liabilities	5,269,893
Net assets	$235,415,701
Shares outstanding	16,021,686
Net asset value (“NAV”) per share outstanding	$14.69
Net assets consist of:
Shares, $0.01 par value per share	$160,217
Paid-in surplus	206,559,902
Undistributed (Over-distribution of) net investment income	(8,180,711)
Accumulated net realized gain (loss)	7,106,392
Net unrealized appreciation (depreciation)	29,769,901
Net assets	$235,415,701
Authorized shares	Unlimited

See accompanying notes to financial statements.

NUVEEN	21

Statement of Operations	Six Months Ended June 30, 2016 (Unaudited)

Investment Income
Dividends	$2,329,300
Interest	3,210
Total investment income	2,332,510
Expenses
Management fees	1,045,633
Custodian fees	37,066
Trustees fees	3,234
Professional fees	27,916
Shareholder reporting expenses	26,050
Shareholder servicing agent fees	146
Stock exchange listing fees	3,895
Investor relations expense	25,125
Other	30,536
Total expenses	1,199,601
Net investment income (loss)	1,132,909
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,210,940
Future contracts	235,893
Options written	(2,116,091)
Change in net unrealized appreciation (depreciation) of:
Investments	4,183,828
Futures contracts	(42,708)
Options written	(176,895)
Net realized and unrealized gain (loss)	4,294,967
Net increase (decrease) in net assets from operations	$5,427,876

See accompanying notes to financial statements.

22	NUVEEN

Statement of Changes in Net Assets	(Unaudited)

	Six Months Ended 6/30/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$1,132,909	$1,455,202
Net realized gain (loss) from:
Investments	2,210,940	7,908,917
Futures contracts	235,893	47,693
Options written	(2,116,091)	2,651,235
Change in net unrealized appreciation (depreciation) of:
Investments	4,183,828	(9,009,745)
Futures contracts	(42,708)	8,504
Options written	(176,895)	13,656
Net increase (decrease) in net assets from operations	5,427,876	3,075,462
Distributions to Shareholders
From and in excess of net investment income	(9,292,578)	—
From net investment income	—	(1,549,211)
From accumulated net realized gains	—	(42,507,221)
Return of capital	—	—
Decrease in net assets from distributions to shareholders	(9,292,578)	(44,056,432)
Net increase (decrease) in net assets	(3,864,702)	(40,980,970)
Net assets at the beginning of period	239,280,403	280,261,373
Net assets at the end of period	$235,415,701	$239,280,403
Undistributed (Over-distribution of) net investment income at the end of period	$(8,180,711)	$(21,042)

See accompanying notes to financial statements.

NUVEEN	23

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired		Ending NAV	Ending Share Price
Year Ended 12/31:
2016(d)	$14.93	$0.07	$0.27	$0.34	$(0.58)**	$—	$—	$(0.58)	$—		$14.69	$13.79
2015	17.49	0.09	0.10	0.19	(0.10)	(2.65)	—	(2.75)	—		14.93	14.27
2014	17.91	0.16	1.93	2.09	(0.16)	(2.35)	—	(2.51)	—		17.49	17.47
2013	14.76	0.13	4.47	4.60	(0.13)	(1.32)	—	(1.45)	—		17.91	16.98
2012	13.88	0.17	1.79	1.96	(1.08)	—	—	(1.08)	—		14.76	13.35
2011	14.05	0.10	0.81	0.91	(1.08)	—	—	(1.08)	—	*	13.88	12.47

24	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

2.31%	0.78%	$235,416	1.05	%***	0.99	%***	54%
1.64	(1.70)	239,280	1.03		0.54		93
12.08	18.31	280,261	1.03		0.87		111
31.97	39.08	286,972	1.04		0.77		65
14.28	15.81	236,438	1.05		1.14		77
6.70	3.11	222,461	1.05		0.69		67

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(d)	For the six months ended June 30, 2016.
*	Rounds to less than $0.01 per share.
**	Represents distributions paid “From and in excess of net investment income” for the six months ended June 30, 2016 (as described in Note 1 – General Information and Significant Accounting Policies, Dividends and Distributions to Shareholders).
***	Annualized.

See accompanying notes to financial statements.

NUVEEN	25

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Core Equity Alpha Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JCE.” The Fund was organized as a Massachusetts business trust on January 9, 2007.

The end of the reporting period for the Fund is June 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2016 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with INTECH Investment Management LLC (“INTECH”), an independently managed indirect subsidiary of Janus Capital Group Inc., and Nuveen Asset Management, LLC, (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). INTECH manages the Fund’s investment portfolio, while NAM manages the Fund’s investments in option contracts.

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund will invest in a portfolio of common stocks selected from among the 500 stocks comprising the S&P 500® Index, using a proprietary mathematical process designed by INTECH to select large cap, core equity securities and will also employ innovative risk reduction techniques. Typically, the Fund’s equity portfolio will hold 150-450 stocks included in the S&P 500® Index. The Fund will also employ an option strategy that seeks to enhance the Fund’s risk-adjusted performance over time through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the S&P 500® Index (the “Option Strategy”). The Fund expects to write (sell) call options primarily on custom baskets of stocks that seek to track the return of the S&P 500® Index within parameters determined by NAM. A custom basket call option is an option whose value is linked to the market value of a portfolio of underlying stocks. In designing the custom basket call options, NAM will seek to minimize the difference between the returns of the stocks underlying the custom basket versus the S&P 500® Index. The Fund may also write call options on stock indexes or exchange-traded funds (commonly referred to as “ETFs”), when NAM believes such techniques are likely to be more efficient or effective than writing custom basket call options. The Fund normally will hold a small number of written custom basket call option positions with expirations generally of 60 days or less. The Fund expects that most call options in the Option Strategy will be slightly “out-of-the-money” (i.e., the exercise price is above the current level of the cash value of the stocks underlying the custom basket call options) at the time they are written. By employing custom basket call options primarily (rather than options on indexes), NAM expects that it will be better able to limit the overlap between the underlying common stocks included in each custom basket and the Fund’s portfolio of common stocks, which in turn helps enable the Fund to avoid tax straddles, which would potentially have negative tax implications and require the Fund to bear substantially greater accounting and administrative costs.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services—Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investment purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any when issued/delayed purchase commitments.

26	NUVEEN

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The distributions made by the Fund during the current fiscal period are provisionally classified as being “From and in excess of net investment income,” and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating “Undistributed (Overdistribution of) net investment income” as of June 30, 2016, the distribution amounts provisionally classified as “From and in excess of net investment income” were treated as being entirely from net investment income. Consequently, the financial statements as of the end of the reporting period, reflect an over-distribution of net investment income.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

NUVEEN	27

Notes to Financial Statements (Unaudited) (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE, and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as

Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

28	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$231,370,065	$—	$—	$231,370,065
Short-Term Investments:
Repurchase Agreements	—	1,506,891	—	1,506,891
U.S. Government and Agency Obligations	—	2,498,858	—	2,498,858
Investments in Derivatives:
Options Written	(443,419)	—	—	(443,419)
Futures Contracts**	50,517	—	—	50,517
Total	$230,977,163	$4,005,749	$—	$234,982,912
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,506,891	$(1,506,891)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund continued to purchase equity index futures contracts to gain equity market exposure where the portfolio holds cash.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$5,450,523
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Futures contracts	Receivable for variation margin on futures contracts*	$50,517	—	$—
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity price	Futures contracts	$235,893	$(42,708)

30	NUVEEN

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on a basket of stocks and on stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(81,440,167)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(443,419)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$(2,116,091)	$(176,895)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

The Fund did not have any transactions in shares during the current and prior fiscal period.

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period aggregated $126,498,151 and $130,094,129, respectively.

Transactions in options written during the current fiscal period were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	700	$271,571
Options written	151,672	5,694,763
Options terminated in closing purchase transactions	(6,780)	(5,459,687)
Options expired	(111,812)	(67,427)
Options outstanding, end of period	33,780	$439,220

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and certain options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$205,693,172
Gross unrealized:
Appreciation	$34,491,498
Depreciation	(4,808,856)
Net unrealized appreciation (depreciation) of investments	$29,682,642

Permanent differences, primarily due to Real Estate Investment Trust adjustments, resulted in reclassifications among the Fund’s components of net assets as of December 31, 2015, the Fund’s last tax year-end, as follows:

Paid-in surplus	$1
Undistributed (Over-distribution of) net investment income	88,967
Accumulated net realized gain (loss)	(88,968)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Fund’s last tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	7,093,400

The tax character of distributions paid during the Fund’s last tax year ended December 31, 2015 was designated for purposes of the dividends paid deduction as follows:
Distributions from net ordinary income[1]	$1,549,211
Distributions from net long-term capital gains	42,507,221
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

32	NUVEEN

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $500 million	0.7500%
For the next $500 million	0.7250
For the next $500 million	0.7000
For the next $500 million	0.6750
For managed assets over $2 billion	0.6500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2016, the complex-level fee for the Fund was 0.1614%.

Other Transactions with Affiliates

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

NUVEEN	33

Additional

Fund Information

Board of Trustees
William Adams IV*	Margo Cook**	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner***
John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff

*	Interested Board Member.
**	Interested Board Member effective July 1, 2016.
***	Effective July 1, 2016.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JCE
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

34	NUVEEN

Glossary of Terms

Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Blended Index: A blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/write Index(BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

NUVEEN	35

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

36	NUVEEN

Annual Investment

Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board,” and each Trustee a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-advisers to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between (a) the Adviser and INTECH Investment Management LLC (“INTECH”) and (b) the Adviser and Nuveen Asset Management, LLC (“NAM” and, together with INTECH, the “Sub-Advisers”). Following the initial term upon the Fund’s commencement of operations, the Board reviews the Investment Management Agreement and Sub-Advisory Agreements and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Fund. The Board also seeks to meet with each Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Advisers (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund’s investment performance and consider an analysis by the Adviser of each Sub-Adviser examining, among other things, the applicable team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

NUVEEN	37

Annual Investment Management Agreement Approval Process (continued)

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser’s continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen’s investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.

38	NUVEEN

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to a recognized and/or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including the Fund. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The

NUVEEN	39

Annual Investment Management Agreement Approval Process (continued)

Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser(s) manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund ranked in the second quartile in one-year period and the first quartile in the three- and five-year periods. Although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board determined that the Fund’s performance had been satisfactory.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were below the peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

40	NUVEEN

The Board recognized that the Fund had one affiliated sub-adviser (i.e., NAM) and one unaffiliated sub-adviser (i.e., INTECH). With respect to affiliated sub-advisers, including NAM, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Fund compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Fund had sub-advisers, its management fee reflected two components, the fee retained by the Adviser for its services and the fees the Adviser paid to the Sub-Advisers. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.

With respect to INTECH, the unaffiliated Sub-Adviser, the Independent Board Members considered the fee rates that such Sub-Adviser charges for other clients and noted that the fee rate paid to such Sub-Adviser for its sub-advisory services was reasonable in relation to the fees of other clients. The Independent Board Members also noted that the fees paid to INTECH, the unaffiliated Sub-Adviser, were the result of arm’s-length negotiations.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Fund are paid by the Adviser, however, the Board recognized that NAM is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

NUVEEN	41

Annual Investment Management Agreement Approval Process (continued)

Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Advisers, the Independent Board Members also considered the profitability of each Sub-Adviser from its relationship with the Nuveen funds. With respect to NAM, the Sub-Adviser affiliated with Nuveen, the Independent Board Members reviewed such Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015.The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ended December 31, 2015. With respect to INTECH, the Independent Board Members considered such Sub-Adviser’s revenues, expenses and profitability margins (pre-tax and after-tax) for its advisory activities with the applicable Nuveen funds for the 2014 and 2015 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

42	NUVEEN

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Advisers and that NAM may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized that NAM may benefit from soft dollar arrangements if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of such Sub-Adviser to manage the Fund.

With respect to INTECH, the Independent Board Members noted that such Sub-Adviser has not participated in soft dollar arrangements with respect to portfolio transactions for the Nuveen funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

NUVEEN	43

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $239 billion in assets as of June 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

ESA-I-0616D        18675-INV-B-08/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 7, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2016